325 P1 12/19

SUPPLEMENT DATED DECEMBER 31, 2019

TO THE PROSPECTUS DATED

MAY 1, 2019 OF

TEMPLETON GLOBAL BALANCED FUND

(a series of Templeton Global Investment Trust)

The Prospectus is amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Templeton Global Balanced Fund – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Warren Pustam, CFA   Vice President of Global Advisors and portfolio manager of the Fund since July 2019.

Herbert J. Arnett, Jr.   Vice President of Global Advisors and portfolio manager of the Fund since December 2019.

II.  The portfolio management team under the “FUND DETAILS – Templeton Global Balanced Fund – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed-income markets. The team responsible of the Fund's portfolio is:

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers

Dr. Hasenstab has been a portfolio manager of the Fund since inception. Dr. Hasenstab first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Warren Pustam, CFA   Vice President of Global Advisors

Mr. Pustam has been a portfolio manager of the Fund since July 2019. He joined Franklin Templeton in 2013.

Herbert J. Arnett, Jr.   Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since December 2019. He joined Franklin Templeton in 1996.

Messrs. Hasenstab and Pustam are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Mr. Arnett provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

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Please keep this supplement with your Prospectus for future reference.